Offerings - Offering: 1	Oct. 06, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.800% InterNotes Due October 15, 2027
Amount Registered	2,202,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 2,202,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 304.10
Offering Note	None